1Q19 Financial Results Conference Call & Webcast May 8, 2019

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Introduction 3 2019 Key Strategic Priorities 1 Nearly double annual revenue for Galafold® (guidance $160M-$180M) Complete enrollment in AT-GAA Pivotal Study (PROPEL) and 2 report additional Phase 1/2 data Report additional 2-year clinical results in CLN6-Batten disease and 3 complete enrollment in ongoing CLN3-Batten disease Phase 1/2 study Establish preclinical proof of concept for Fabry and Pompe gene 4 therapies 5 Maintain strong financial position

Galafold® (migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

Galafold: Precision Medicine for Fabry Disease

5

Galafold Snapshot (as of March 31, 2019)

One of the Most Successful Rare Disease Launches


Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold (migalastat) capsules 123 mg

$34.0M
1Q19 Galafold Revenue

$160-180M
FY19 Global Galafold Rev. Guidance

Geographic Expansion in 2019

Galafold™ (migalastat)

24
Countries with Pricing & Reimbursement

8
Regulatory Approvals:
Australia, Canada, EU, Israel, Japan, S. Korea, Switzerland , U.S.

348
Amenable Variants in U.S. Label

Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Amicus Therapeutics

6 Galafold Global Launch Momentum (as of March 31, 2019) Q1 was very strong with largest number of net new patient adds (150+) and positive momentum across all key commercial metrics . Global: 150+ new patient adds with continued >90% compliance and adherence. Now estimate ~18% global market share of treated amenable patients* . U.S: 200+ prescription referral forms (PRFs) from 90+ prescribers (as of April 30); shortening time from PRF to shipment . International: strong growth from both switch and previously untreated patients . Japan: Q1 patients ahead of forecast with expanded commercial team . Demographics: balanced mix of males and females, classic and late-onset patients across all markets *Market share based on reported 2018 global Fabry sales and assumes a 35% amenability rate for Galafold.

Galafold: Precision Medicine for Fabry Disease 7 Galafold Quarterly Performance 1Q19 Revenue of $34.0M Grew 104% Year-over-Year Reflecting Continued Strong Growth in Global Adoption of First Fabry Oral Precision Medicine • 1Q19 in-line with management $34.0M $32.6M expectations • Consistent with Galafold adoption trends and ordering patterns in previous years, quarter to quarter $21.3M $20.6M growth will not be linear $16.7M • Strong start to 2Q19 ahead of management expectations • Higher revenue growth expected in 2Q19 and 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19

Galafold: Precision Medicine for Fabry Disease 8 Galafold Success and FY19 Galafold Revenue Guidance On Track to Nearly DOUBLE Revenue Again and Serve 1,000+ Patients in 2019 $160M-180M Guidance $91.2M $32.6M $36.9M $20.6M $21.3M $5.0M $16.7M FY16 FY17 FY18 FY19

Galafold: Precision Medicine for Fabry Disease

9

Total Amenable Patient Population ("TAPP")

Estimate based on 35% - 50% amenability

$1B+ Addressable Market Opportunity by 2028

2017

EU & ROW Only

TAPP: 2,000-3,000

2018

Today

WORLDWIDE*
(U.S. & Japan Added)

TAPP: 3,800-5,500

2028

Peak Potential

WORLDWIDE

Diagnosis continues at current rate

TAPP: 4,200-6,000

Upside Potential

WORLDWIDE

Diagnosis grows due to newborn screening and patient finding initiatives in U.S. & Japan

TAPP: 4,700-6,750



*WORLDWIDE includes total amenable patient population in all Fabry ERT commercial markets today Estimated effect of newborn screening on adult diagnostic rate.

Amicus Therapeutics

AT-GAA Novel ERT for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

AT-GAA for Pompe Disease 11 PROPEL (ATB200-03) Study Design 52-Week Primary Treatment Period Long-Term Extension (Double-Blind) (Open-Label) Participants with AT-GAA Late-Onset Pompe Disease Bi-Weekly ~100 Patients AT-GAA 90 Clinical Sites Worldwide Bi-weekly ERT-Switch Standard of Care ERT-Naïve Bi-Weekly Primary Endpoint: 6-Minute Walk Test at Week 52 Multiple Secondary Endpoints

AT-GAA for Pompe Disease 12 AT-GAA: Breakthrough Therapy Designation U.S. FDA Granted BTD to AT-GAA in Late-Onset Pompe Disease (LOPD) BTD Criteria • Intended to treat a serious or life threatening disease or condition • Preliminary clinical evidence indicates drug may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints AT-GAA BTD Based on Ph 1/2 Clinical Efficacy • Improvements in 6-minute walk distance • Comparison to natural history of treated patients BTD Features • Intensive guidance on an efficient drug development program • Potential Rolling BLA • Organizational commitment involving senior managers • Potential for Priority Review • All Fast Track program features

AT-GAA for Pompe Disease 13 AT-GAA: 2019 Objectives Advance AT-GAA for as Many Patients Worldwide as Quickly as Possible  Additional Phase 1/2 Data (up to 24 Months)  Breakthrough Therapy Designation  Full enrollment of Phase 1/2 Study (Cohorts 1-4) • Full enrollment of PROPEL study (n=100) • Present additional Phase 1/2 data (Cohort 4) • Report natural history study data • Initiate supportive pediatric study • Advance agreed upon CMC requirements to support BLA

Gene Therapy Pipeline “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Amicus Pipeline 15

A RARE PORTFOLIO.

	DISCOVERY	PRECLINICAL	PHASE 1/2	PHASE 3	REGULATORY	COMMERCIAL
Fabry Franchise						
Galafold® (migalastat) monotherapy						
Fabry Gene Therapy	PENN					
Pompe Franchise						
AT-GAA (Novel ERT + Chaperone)						
Pompe Gene Therapy	PENN					
Batten Franchise – Gene Therapies						
CLN6 Batten Disease	NCH					
CLN3 Batten Disease	NCH					
CLN8 Batten Disease	NCH					
CLN1 Batten Disease	NCH					
Rare CNS and Other Gene Therapies						
CDKL5 Deficiency Disorder GTx / ERT	PENN					
Niemann-Pick Type C (NPC)	NCH					
Tay-Sachs Disease	NCH					
Wolman Disease	NCH					
Other	NCH /PENN					

Advancing one of the **most robust rare disease portfolios** in biotechnology

Amicus Therapeutics

Amicus Gene Therapy Programs 16 Leading Lysosomal Disorder Gene Therapy Portfolio Multiple Platforms Provide 14 Gene Therapy Programs and R&D Engine for Future Growth Gene Therapy Program Updates Positive initial preclinical data for Pompe gene therapy CLN3 Batten Disease Phase 1/2 Study Enrolling; Low Dose Cohort Complete (n=3) Additional 2-Year CLN6 Batten Disease Phase 1/2 Data on Track for 3Q19 Additional preclinical studies in progress including CLN8, CLN1, Pompe and Fabry R&D Engines for Future Growth

Preclinical Pompe Gene Therapy Results 17 Preclinical Pompe Gene Therapy Results Presented at ASGCT Initial Findings Validate Amicus/Penn Collaboration Combining Amicus-Engineered Transgenes with Penn’s AAV Gene Therapy Technologies Key findings: • Improved cellular uptake and glycogen reduction observed with engineered AAV-hGAA • Robust glycogen reduction in CNS observed only with engineered AAV-hGAA • Builds upon protein engineering and manufacturing expertise used to successfully develop Program AT-GAA Status and • Additional preclinical studies underway (various doses and routes of AAV administration) Anticipated • Selection of clinical candidate in 2019 to move into IND-enabling studies Milestones • Platform potential to design constructs that enhance protein targeting across multiple lysosomal disorders

Milestones “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Upcoming Milestones 19

Anticipated Milestones: 2019

Well-Positioned to Create Significant Value for Patients and Shareholders in 2019

Galafold: Fabry Disease

- FY19 revenue guidance $160M-$180M
- Growth in existing markets
- Expansion into new markets
- Diagnostic initiatives

AT-GAA: Pompe Disease

- ✓ Additional Phase 1/2 data (21 and 24 months)
- ✓ Breakthrough therapy designation (BTD) in LOPD
- ✓ Phase 1/2 study fully enrolled (Cohorts 1-4)
- PROPEL pivotal study enrollment (n=100)
- Additional Phase 1/2 data (Cohort 4)
- Natural history study data
- Additional supportive studies
- Advance CMC requirements to support BLA

Gene Therapy Programs

- Ongoing CLN3 Batten disease Phase 1/2 study enrollment
- Additional 2-year data from CLN6 Batten disease Phase 1/2 study
- Additional preclinical data including next-generation gene therapies for Fabry and Pompe
- Selection of Pompe AAV gene therapy clinical candidate to move into IND-enabling studies

Amicus Therapeutics

Financial Summary Quarter Ended March 31, 2019 “Maximizing Value for Shareholders is the Foundation for Our Future Successes” - Amicus Belief Statement

Financial Summary 21 1Q19 Select Financial Results 1Q19 Revenue was $34.0M (+104% vs. 1Q18). Includes YoY Operational Revenue Growth Measured at Constant Currency Exchange Rates of 114.9%, Offset by Negative Currency Impact of $1.8M, or 11.0%. Mar. 31, 2019 (in thousands, except per share data) Mar. 31, 2018 Product revenue 34,046 16,696 Cost of goods sold 4,055 2,615 R&D expense 64,593 40,798 SG&A expense 44,303 27,396 Changes in fair value of contingent consideration 1,383 1,100 Loss from operations (81,279) (56,182) Income tax (expense) benefit (168) 1,392 Net loss (120,299) (49,916) Net loss per share (0.56) (0.28)

Financial Summary

22

Financial Summary and Guidance

Strong Balance Sheet with $435M+ Cash at 3/31/19- Cash Runway into 2021

FINANCIAL POSITION	March 31, 2019
Cash	~$438M
Cash Runway	Into at least mid-2021
CAPITALIZATION	
Shares Outstanding	230,180,714
FINANCIAL GUIDANCE	
Projected YE 2019 Cash Balance	~$300M
Galafold Revenue Guidance	$160M-$180M

Amicus Therapeutics

Closing 23 Impacting Lives >350 Patients* | ~$36M Global Sales >700 Patients* | ~$91M1 Global Sales 5,000 Patients* | $1B Global Sales YE17 YE18 2023 *Clinical & commercial, all figures approximate 1Preliminary unaudited

Thank You “Our passion for making a difference unites us” -Amicus Belief Statement